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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (date of earliest event reported):             December 1, 1997

                          SANTA FE GAMING CORPORATION
             (Exact name of registrant as specified in its charter)


   NEVADA                        1-9481                          88-0304348
(State or other              (Commission File                (I.R.S. Employer
 jurisdiction of                 Number)                    Identification No.)
 incorporation)



                4949 North Rancho Drive, Las Vegas, Nevada 89130
        (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (702) 658-4300
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     ITEM 5.  OTHER EVENTS

     On December 1, 1997 Santa Fe Gaming Corporation (the "Registrant"), announced that its indirect-wholly owned subsidiary, Sahara Las Vegas Corporation ("SLVC"), entered into an amended and restated loan agreement pursuant to which SLVC increased an existing loan to $57.5 million from $35 million. A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K. The additional proceeds were used by SLVC primarily to acquire a 39 acre parcel of real property in Henderson, Nevada from its affiliate, Santa Fe Valley, Inc., for cash consideration of $20 million. Copies of various documents entered into in connection with the amended loan agreement are filed as exhibits to this Current Report on Form 8-K.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS.

               (c)   Exhibits.

               The following are filed as exhibits to this Current Report on Form 8-K:


               10.94 Second Amended and Restated Note Purchase Agreement dated as of November 25, 1997 among Registrant, SLVC and the holders named therein.

               10.95   Form of Tranche A Promissory Note.

               10.96   Form of Tranche B Promissory Note.

               10.97 Second Amendment to Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents executed and delivered on November 25, 1997 by SLVC in favor of SunAmerica Life Insurance Company, as Collateral Agent.

               10.98 Second Amendment to Security Agreement executed and delivered on November 25, 1997 between SLVC and SunAmerica Life Insurance Company, as Collateral Agent.

               10.99 Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents executed and delivered on November 25, 1997 by SLVC in favor of SunAmerica Life Insurance Company, as Collateral Agent.
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               10.100  Second Amendment to Subordination, Non-Disturbance and
                       Attornment Agreement dated November 25, 1997 among SLVC, Wet 'N' Wild Nevada, Inc. and SunAmerica Life Insurance Company, as Collateral Agent.

               10.101 Second Amendment to the Environmental Indemnity Agreement executed and delivered on November 25, 1997 by Registrant and SLVC in favor of SunAmerica Life Insurance Company, as Collateral Agent.

               10.102 Environmental Indemnity Agreement issued by Registrant and SLVC on November 25, 1997 in favor of SunAmerica Life Insurance Company, as Collateral Agent.

               10.103 Consent to Amendment and Restatement delivered on November 25, 1997 by Registrant, Sahara Resorts, Casino Properties, Inc. and Hacienda Hawaiian Properties, Inc.

               10.104 Intercreditor Agreement dated as of November 25, 1997 among SunAmerica Life Insurance Company and Credit Suisse First Boston Mortgage Capital LLC.

               99.1    Press Release dated December 1, 1997.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SANTA FE GAMING CORPORATION, a
                     Nevada corporation

                     By:  /s/ Thomas K. Land
                          ____________________________
                     Name:    Thomas K. Land
                     Title:   Chief Financial Officer

December 4, 1997